Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002

I, Remo E. Canessa, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1)	the Quarterly Report of Infoblox Inc. on Form 10-Q for the quarterly period ended April 30, 2012, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Infoblox Inc.

Date: June 1, 2012

/s/ Remo E. Canessa
Remo E. Canessa
Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Infoblox Inc. and will be retained by Infoblox Inc. and furnished to the Securities and Exchange Commission or its staff upon request.